BANDO McGLOCKLIN SEMI-ANNUAL REPORT 1996

(Bando McGlocklin Logo)

DIVIDEND REINVESTMENT PLAN

 Shareholders may automatically reinvest their dividends in the Company's Dividend Reinvestment Plan. In addition, enrolled shareholders can purchase up to $3,000 of Bando McGlocklin stock per quarter through the Dividend Reinvestment Plan without paying any commissions or service fees.

PERFORMANCE RESULTS

AVERAGE ANNUAL TOTAL RETURN 22.84%

 Percentage based upon the average of the total rates of return for each of the years in the period September 1, 1980 through December 31, 1995, assuming the reinvestment of cash dividends paid.

 As with all performance results, total rates of return should not be considered as representative of the performance of the Company in the future.

 Total value on June 30 of each year and December 31, 1995 of a $10,000 initial investment in September 1980 assuming the reinvestment of dividends paid.

TOTAL VALUE  $10,000 INVESTMENT

TOTAL VALUE CHART

                    Bando                 S&P
Year Ending    McGlocklin                 500
June 30,     Capital Corp.          Composite
---------------------------------------------
1980              $10,000             $10,000
1981               10,000              10,000
1982               10,609               8,900
1983               19,367              14,100
1984               22,780              13,400
1985               27,996              17,300
1986               35,001              23,200
1987               48,349              28,800
1988               55,156              26,600
1989               66,041              31,700
1990               85,521              36,500
1991              100,152              38,700
1992              159,458              43,500
1993              164,883              50,700
1994              224,190              50,900
1995              177,981              61,400

Six Months Ending
12/31/95         $200,124             $69,300



             Bando McGlocklin Capital Corporation and Subsidiaries

                             LETTER TO SHAREHOLDERS

As of December 31, 1995, loans under management increased 16 percent to $131,393,274 from $113,286,201 a year earlier. Our loan portfolio is growing as anticipated; however, net interest margins continue to be under pressure as a result of intense competition for loans to small business.

Net operating income of $1,752,040 or $0.45 per share was up slightly from $l,729,536 or $0.44 per share last year for the same period.

As the banking industry consolidates and lending to small business becomes more competitive, there will be a greater opportunity for small banks and non-bank lenders. Bando McGlocklin is preparing to take advantage of this opportunity.

On January 29, 1996 the Board of Directors of Bando McGlocklin Capital Corporation submitted an appli cation to the State of Wisconsin Commissioner of Banking for authority to organize a banking corporation to be known as InvestorsBank, and to the Federal Deposit Insurance Corporation (''FDIC'') for deposit insurance.

Pending the approval of the State of Wisconsin Commissioner of Banking, the FDIC and the Federal Reserve, Investors Bank will become a wholly owned subsidiary of Bando McGlocklin Capital Corporation and will be located at the corner of Pewaukee and Busse Roads in Pewaukee, Wisconsin (near the corner of Highway J and I-94). Plans for the building are being finalized. Construction is expected to begin April 1, 1996 and be completed by September 30, 1996.

InvestorsBank will be a full-service bank. It will expand our business banking services to existing customers and provide the opportunity to attract new customers. It will allow us to pursue personal banking relationships by offering checking accounts, savings accounts, certificates of deposit and a full range of other banking services for individuals. It will improve our competitive advantage in an industry where ''value added'' is difficult to achieve.

Historically, Bando McGlocklin has concentrated on increasing dividends to shareholders. In the future our efforts will be directed toward growth, not income. Bank earnings will be reinvested rather than distributed as dividends. As a result, earnings are expected to grow but dividends are not. We believe this change will maximize the return on shareholders' equity, and consequently, the return on your investment.

Under the Investment Company Act of 1940 we are required to announce our plans to repurchase either our common or preferred stock. The price of the stock and the number of shares available in the open market will determine the number of shares we decide to repurchase. In the past, the Company has repurchased both its common and preferred stock in the open market and plans to continue repurchasing stock as there is opportunity.

Sincerely,

/s/ George R. Schonath


George R. Schonath
Chairman and Chief Executive Officer

                           CONSOLIDATED BALANCE SHEET

                                   UNAUDITED

                                                     DECEMBER 31,    June 30,
                                                             1995        1995
                                                     ------------  ----------
ASSETS

Loans                                                 $79,371,294 $85,330,979
Loan-backed certificates                                2,301,015   1,239,060
Real estate owned                                         258,773     258,773
Common stock investments                                2,098,186   2,098,186
Less: reserve for losses                                (800,000)   (800,000)
Less: retained loan discount                          (1,530,334) (1,007,561)
                                                       ----------  ----------

  Investments at fair value                            81,698,934  87,119,437
Excess servicing asset                                  1,552,133   1,016,366
Short-term securities at market value                   1,196,778     250,000
Investment in swap contracts at
  market value                                          1,103,791   1,035,597
Interest receivable                                     1,249,631   1,188,004
Cash                                                      995,505     112,786
Fixed assets - net                                         60,057      44,384
Other assets - net                                        596,331     460,918
                                                       ----------  ----------
  TOTAL ASSETS                                        $88,453,160 $91,227,492
                                                       ----------  ----------
                                                       ----------  ----------

LIABILITIES, PREFERRED STOCK AND SHAREHOLDERS' EQUITY

Commercial paper                                      $22,335,212 $23,412,322
Notes payable to bank                                     325,000     880,000
                                                       ----------  ----------

  Short-term borrowings                                22,660,212  24,292,322
Small Business Administration debenture                12,620,000  12,620,000
State of Wisconsin Investment
 Board notes payable                                   13,666,667  14,333,334
Other liabilities                                       2,029,561   1,325,892
                                                       ----------  ----------
  TOTAL LIABILITIES                                    50,976,440  52,571,548
                                                       ----------  ----------

Preferred Stock, 1 cent par value,
 3,000,000 shares
 authorized, 674,791 shares
 issued and outstanding
 after deducting 15,209 shares
 in treasury                                           16,908,025  16,908,025
                                                       ----------  ----------

Common Stock and Other Shareholders' Equity:
  Common stock, 6 2/3 cents par value,
  15,000,000 shares authorized, 3,955,744 and
  3,940,024 shares issued
  and outstanding before deducting
  shares in treasury, respectively                       263,716      262,668
  Additional paid-in capital                           24,033,232  23,923,520
  Overdistributed net operating income                  (199,821)    (75,688)
  Net unrealized appreciation on
 investments and securities                               303,791     235,597
  Realized loss on investments                        (2,031,928) (2,031,928)
  Treasury stock, at cost (140,950 and 41,750
  shares, respectively)                               (1,800,295)    (566,250)
                                                      -----------  -----------

TOTAL COMMON STOCK AND
 OTHER SHAREHOLDERS' EQUITY                            20,568,695  21,747,919
                                                       ----------  ----------

TOTAL LIABILITIES, PREFERRED STOCK, COMMON STOCK
  AND OTHER SHAREHOLDERS' EQUITY                      $88,453,160 $91,227,492
                                                       ----------  ----------
                                                       ----------  ----------

  Net asset value per share                                 $5.39       $5.58
                                                       ----------  ----------
                                                       ----------  ----------

The accompanying notes are an integral part of the financial statements.

                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   UNAUDITED

SIX MONTHS ENDED DECEMBER 31,                      1995           1994
                                              ---------      ---------
OPERATING INCOME:
  Interest on loans                          $4,579,443     $4,764,330
                                              ---------      ---------

  Interest on short-term securities              42,960         65,660
  Premium income                                 12,994              -
  Other income                                  121,719        222,513
                                              ---------      ---------
  TOTAL OPERATING INCOME                      4,757,116      5,052,503
                                              ---------      ---------

OPERATING EXPENSES:
  Interest expense                            2,133,830      2,482,768
  Salaries and employee benefits                541,417        419,048
  Other operating expenses                      329,829        421,151
                                              ---------      ---------
  TOTAL OPERATING EXPENSES                    3,005,076      3,322,967
                                              ---------      ---------

Net operating income                          1,752,040      1,729,536
Realized loss on investments                          -    (2,031,928)
Change in unrealized appreciation/depreciation
  on investments and securities                  68,194      (992,754)
                                              ---------     ----------

Net operating income, realized loss
  on investments and change in unrealized
  appreciation/depreciation on investments
  and securities                             $1,820,234   $(1,295,146)
                                              ---------     ----------
                                              ---------     ----------

The accompanying notes are an integral part of the financial statements.


           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                                   UNAUDITED

                                                                                          NET UNREALIZED
                                                                     (OVERDISTRIBUTED)       APPRECIATION
                                                        ADDITIONAL      UNDISTRIBUTED     (DEPRECIATION) REALIZED (LOSS)
                                            COMMON         PAID-IN      NET OPERATING     ON INVESTMENTS         GAIN ON  TREASURY
                                             STOCK         CAPITAL             INCOME     AND SECURITIES     INVESTMENTS     STOCK
                                           -------     -----------    ---------------     --------------    -----------   --------
BALANCE, JUNE 30, 1994                    $261,590     $23,810,341           $311,323        $(1,265,084)        $5,091    $-
                                           -------      ----------            -------          ----------         -----    ------

Proceeds from exercise of
  stock options                              1,078         113,179             -                   -              -         -
Purchase of treasury stock                   -               -                 -                   -              -      (566,250)
Net operating income                         -               -             3,529,142               -              -         -
Change in unrealized depreciation
  on investments and securities              -               -                 -               1,500,681          -         -
Realized loss on investments                 -               -                 -                   -         (2,031,928)    -
Cash dividends-$1.00 per share               -               -            (3,916,153)              -             (5,091)    -
                                           -------      ----------         ----------          ---------      ----------  --------
BALANCE, JUNE 30, 1995                     262,668      23,923,520           (75,688)            235,597     (2,031,928) (566,250)
                                           -------      ----------           --------            -------      ----------  --------

Proceeds from exercise of
  stock options                              1,048         109,712             -                   -              -         -
Purchase of treasury stock                   -               -                 -                   -              -     (1,234,045)
Net operating income                         -               -             1,752,040               -              -         -
Change in unrealized depreciation
  on investments and securities              -               -                 -                  68,194          -         -
Cash dividends-$.48 per share                -               -            (1,876,173)              -              -         -
                                           -------      ----------         ----------            -------      ---------   ---------

BALANCE, DECEMBER 31, 1995                $263,716     $24,033,232         $(199,821)           $303,791    $(2,031,928)$(1,800,295)
                                           -------      ----------          ---------            -------     -----------  ----------
                                           -------      ----------          ---------            -------     -----------  ----------

The accompanying notes are an integral part of the financial statements.

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   UNAUDITED

SIX MONTHS ENDED DECEMBER 31,                           1995             1994
                                                  ----------      -----------
Cash Flows from Operating Activities:
  Net operating income, realized loss
  on investments and change in
  unrealized appreciation/depreciation
  on investments and securities                   $1,820,234     $(1,295,146)
  Loans made                                    (23,003,932)     (14,262,646)
  Principal collected on loans                    14,164,102       12,432,799
  Loans sold                                      15,400,490        7,045,534
  Premium income, net                               (12,994)                -
  Certificate purchased from trust               (1,213,315)      (1,294,198)
  Loans purchased                                  (449,615)                -
  Purchase of short-term securities              (1,196,778)                -
  Proceeds from maturity of securities               250,000       15,390,000
  Adjustments to reconcile net operating
  income, realized loss on investments
  and change in unrealized appreciation/
  depreciation on investments and securities to
  net cash provided by (used in) operating activities:
  Change in unrealized appreciation/depreciation
  on investments and securities                     (68,194)          992,754
  Amortization                                        43,093           37,866
  Depreciation                                        11,240           12,414
  Increase (decrease) in cash due to changes in:
  Interest receivable                               (61,627)        (513,431)
  Other assets                                     (205,419)        (124,829)
  Other liabilities                                  703,669        (360,325)
                                                   ---------       ----------
NET CASH PROVIDED BY OPERATIONS                    6,180,954       18,060,792
                                                   ---------       ----------
Cash Flows from Financing Activities:
  Decrease in short-term borrowings              (1,632,110)     (10,211,876)
  Repayment of SWIB notes                          (666,667)        (666,667)
  Repayment of SBA debentures                              -        (560,000)
  Decrease in notes payable to banks                       -      (4,042,794)
  Dividends paid                                 (1,876,173)      (2,046,211)
  Proceeds from exercise of stock options            110,760           85,001
  Repurchase of common stock                     (1,234,045)        (295,125)
  Repurchase of preferred stock                            -        (233,975)
                                                 -----------      -----------
NET CASH USED IN FINANCING ACTIVITIES            (5,298,235)     (17,971,647)
                                                  ----------      -----------

Net increase in cash                                 882,719           89,145
Cash, beginning of period                            112,786          137,598
                                                    --------         --------
Cash, end of period                                 $995,505         $226,743
                                                     -------          -------
                                                     -------          -------

Supplemental Disclosure of Cash Flow Information:
  Interest paid                                   $2,004,408       $2,641,692
                                                   ---------        ---------
                                                   ---------        ---------

The accompanying notes are an integral part of the financial statements.

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   UNAUDITED
NOTE 1

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF BUSINESS

Bando McGlocklin Capital Corporation (the ''Company'') was incorporated in February 1980 and is registered as a closed-end management investment company under the Investment Company Act of 1940 (''1940 Act''). The Company provides long-term secured loans to finance the growth, expansion and modernization of small businesses. Prior to March 26, 1993, the Company operated as a small business investment company (''SBIC''), licensed under the Small Business Investment Act of 1958.

On March 26, 1993, the Company completed the formation of a holding company structure by transferring substantially all of its assets (including its license to operate as a SBIC) and liabilities to Bando McGlocklin Small Business Investment Corporation (''BMSBIC''), a wholly owned subsidiary of the Company. BMSBIC is registered as an investment company under the 1940 Act and makes loans to small business concerns qualifying under the SBIC program.

On May 5, 1993, the Company formed Bando McGlocklin Investment Company (''BMIC''), a wholly owned subsidiary of the Company. In May 1993, a partially developed real estate parcel was transferred at fair value to BMIC. The parcel was previously accounted for as real estate owned.

On March 3, 1994, the Company formed Bando McGlocklin Small Business Lending Corporation (''BMSBLC''), a wholly owned subsidiary of the Company. On June 13, 1994, BMSBLC was registered as a non-diversified closed-end management invest ment company under the 1940 Act. BMSBLC makes loans to small business concerns qualifying under the SBA 7(a) Loan Guarantee Program.

Under the 1940 Act, the Company is required to satisfy certain asset coverage requirements. These requirements may have an impact on the Company's ability to pay dividends. At December 31, 1995, the Company satisfied all asset coverage requirements of the 1940 Act.

BASIS OF PRESENTATION

These financial statements are prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company, BMSBIC and BMSBLC, its wholly owned registered investment company subsidiaries, after elimination of intercompany balances and trans actions. BMIC is not a registered investment company under the 1940 Act and as a result, is not consolidated.

TREASURY STOCK

Preferred stock has been reduced by the cost of shares acquired for treasury. The common treasury stock is shown as a reduction in shareholders' equity at cost.

INVESTMENT VALUATION

Under the 1940 Act, unrestricted securities, such as short-term securities, are to be valued at current market value. In addition, the Company's investment swap con tracts are also valued at market value by the Board of Directors. Loans, loan-backed certificates, real estate owned and common stock investments (including BMIC) are stated at ''fair value'' as determined in good faith by the Board of Directors.

The valuation of loans to small business concerns, loan-backed certificates, real estate owned and common stock investments is based on the Board of Directors' evaluation of the financial condition of the borrowers and/or the underlying collateral. The values assigned are considered to be amounts which could be realized in the normal course of business which anticipates the Company holding the loan to maturity and realizing the face value of the loan. Fair value normally corresponds to cost unless adverse factors lead to a determination of fair value at a lower amount. In such instances, a loss reserve is established to reduce the carrying value to fair value, as determined by the Board of Directors. Amounts which might ultimately be realized on loans and the Company's other investments may be less than the valuations herein.

When a portion of a loan is sold, the basis of the retained portion of the loan is discounted by the differential between the face amount of the sold portion of the loan and the relative market value of the sold portion of the loan. This difference is referred to as the Retained Loan Discount. The relative market value is determined by the expected cash flows discounted with assumptions made on prepayments and rate of return. At the time of sale, premium income is reduced by the Retained Loan Discount. The Retained Loan Discount is amortized over the life of the underlying loan. When a loan is prepaid, the remaining Retained Loan Discount is recognized as an increase to interest income. When a loan is sold, the remaining Retained Loan Discount is included as a reduction to the basis of the underlying loan.

EXCESS SERVICING ASSET

The excess servicing asset represents the unamortized balance of the present valued cash flows of the interest rate differential resulting from the sale of a loan with servicing rights retained. The interest rate differential is the difference between the interest rate on the underlying loan and the interest rate paid to the purchaser on the sold portion after considering normal servicing fees and transaction fees. This amount is amortized over the life of the underlying loan, subject to periodic review of prepayment speeds.

INTEREST RATE SWAP AGREEMENTS

The Company enters into interest rate swap agreements as a means of managing its interest rate exposure. The differential to be paid or received on all interest rate swap agreements is accrued as interest rates change and is recognized over the life of the agreements. Those agreements which are considered to be investments are accounted for at market value on the consolidated balance sheet.

FIXED ASSETS

Fixed assets are stated at cost and are depreciated using the straight-line method for financial state ment purposes and accelerated methods for income tax purposes.

RECOGNITION OF INTEREST INCOME

Interest income is recorded on the accrual basis to the extent that management anticipates that such amounts will be collected. In all other cases, no entry is made to accrue interest, but the unpaid interest is monitored, and interest is recorded upon receipt.

PREMIUM INCOME

Premium income represents the differential at the time a portion of a loan is sold between the present valued excess servicing income on the sold portion and the Retained Loan Discount.

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS

Realized gains or losses are recorded upon disposition of investments, calculated based upon the difference between the proceeds and the cost basis determined using the specific identification method. Payments made to modify the terms of investment swap contracts are also accounted for as a realized loss on investments. All other changes in the value of investments, including the provision for losses, are included as changes in the unrealized appreciation or depreciation in the consolidated statement of operations.

INCOME TAXES

The Company, BMSBIC and BMSBLC intend to qualify as regulated investment companies (''RICs'') meeting certain require ments under the Internal Revenue Code (the ''Code''). As such, the Company, BMSBIC and BMSBLC will not be subject to income tax on investment company taxable income which is distributed to shareholders.

In order to maintain their status as RICs under the Code, the Company, BMSBIC and BMSBLC must separately, (a) derive at least 90% of their gross income from dividends, interest, gains from the sale or other disposition of securities and other income related to the Company's, BMSBIC's and BMSBLC's business of investing in securities, (b) derive less than 30% of their gross income from the sale or other disposition of securities held for less than three months, and (c) the Company's, BMSBIC's and BMSBLC's investments must be diversified as defined by the Code. During the year ended June 30, 1995, BMSBLC failed to meet the asset diversification requirement of the Code and as a result, its income was subject to federal and state taxes. The Company and BMSBIC continued to qualify as RICs. The Company, BMSBIC and BMSBLC intend to qualify in 1996 and future years by meeting the aforementioned requirements.

During the year ended June 30, 1995, the Company made payments to modify the terms of certain investment swap contracts which resulted in a $2,031,928 realized loss for financial statement purposes. For tax purposes, the realized loss will be amortized over four years. As a result, ordinary taxable income was reduced by $631,698 in 1995, and will be reduced by $820,598, $528,049, and $51,583 in 1996, 1997 and 1998, respectively.

NOTE 2

LOANS AND COMMON STOCK INVESTMENTS

The Company's exposure to loss in the event of nonperformance by the borrower is represented by the outstanding principal amount of the loans. Substantially all loans are fully secured by first or second mortgages on owner-occupied real estate. Approximately 87% of the Company's loan portfolio at December 31, 1995 is comprised of loans to borrowers located within the State of Wisconsin.

The Company's loan portfolio consists primarily of variable-rate loans with terms of five to fifteen years. The Company writes interest rate caps for terms not exceeding five years on certain variable-rate loans to meet the financing needs of its borrowers. Interest rate caps written by the Company enable borrowers to modify or reduce their interest rate risk. The Company is exposed to interest rate risk to the extent that its cost of funds exceeds the interest rate caps. Interest rate caps do not represent exposure to credit loss for the Company in that they do not affect the outstanding principal amounts of the loans.

The Company has made loans which have outstanding balances at December 31, 1995 of $4,532,971 to Bando McGlocklin Real Estate Investment Corporation, a related party.

Under Small Business Administration (SBA) regulations, investments in any single small business concern are limited to 20% of BMSBIC's private capital (common stock and additional paid-in capital). At December 31, 1995, this limitation totalled $4,884,305.

In addition to BMIC, common stock investments include 51% and 49% equity interests, respectively, in two BMSBIC borrowers which were acquired as a result of loan workout situations. At December 31, 1995, no value has been attributed to the equity investments in these two entities.

Undisbursed construction loan com mitments and lines of credit totalled $8,339,104 at December 31, 1995.

NOTE 3

LOANS SOLD

During the six months ended December 31, 1995 and the years ended June 30, 1995 and June 30, 1994, the Company sold loans to third parties. The table below summarizes the sales.


PRINCIPAL BALANCE SOLD    PERCENTAGE        PRINCIPAL BALANCE SOLD    RECOURSE
AT DATE OF SALE              SOLD            AT DECEMBER 31, 1995     PROVISION
-------------------------------------------------------------------------------

For the six months ending December 31, 1995:
  $5,062,308                  90%                 $5,021,253            100%
   1,671,644              68%-85%                  1,666,421            None
  ----------                                      ----------
  $6,733,952                                      $6,687,674

For the year ending June 30, 1995:
 $13,222,580                  85%                $12,894,522            100%
  10,343,932                  90%                  8,901,595            100%
   2,837,677              75%-80%                  2,692,706            None
   1,455,000                  75%                  1,411,647            None
     505,175                 100%                          -            None
   1,100,000                 100%                          -            None
  ----------                                      ----------
 $29,464,364                                     $25,900,470

For the year ending June 30, 1994:
 $10,397,410                  75%                 $5,518,124            None
  ----------                 ----                  ---------            ----

For the loans sold with no recourse, the Company is susceptible to loss on the loans up to the percentage of the retained interest to the extent the underlying collateral is insufficient in the event of nonperformance by the borrower. For the loans sold with full recourse, the Company is susceptible to loss equal to the total principal balance of the loan to the extent the underlying collateral is insufficient in the event of nonperformance. The Company's retained interest is subordinated to the portion sold. No associated loss reserve has been established as of December 31, 1995 for loans which have been sold.

Under the terms of the agreements, the Company retains servicing rights for the entire loan. (See Note 5.) As servicer and provider of recourse, certain agreements require the Company to comply with various covenants, including the maintenance of net worth. As of December 31, 1995, the Company was in compliance with these covenants.

NOTE 4

LOAN-BACKED CERTIFICATES

In the six months ended December 31, 1995, and the year ended June 30, 1995, the company sold loans to a trust, which issued two classes of cer tificates as noted in the table below:

PRINCIPAL BALANCE    A CERTIFICATE                 B CERTIFICATE  A CERTIFICATE
 SOLD AT                SOLD TO   A CERTIFICATE    BALANCE SOLD     BALANCE AT
DATE OF SALE        THIRD PARTY   INTEREST RATE   TO COMPANY DECEMBER 31, 1995
-------------------------------------------------------------------------------

For period ending December 31, 1995:
$8,666,538           $7,453,223     7.4375%(1)<F4>   $1,213,315     $6,725,011
 ---------            ---------     -------           ---------      ---------

For year ending June 30, 1995:
$6,540,358           $5,246,160      8.00%(2)<F5>    $1,294,198      $4,889,547
 ---------            ---------      -----            ---------       ---------

(1)<F4>The interest rate will be reset monthly based upon the 30 day London Interbank OfferedRate (LIBOR) plus one and one-half percent.
(2)<F5>The interest rate will be reset every three years based upon the three-year U.S. TreasuryBond yield plus one and one-half percent.

The B Certificates purchased by the Company are subordinated to the A Certificates. The B Certificates receive all excess interest after expenses. The Company has risk equal to the B Certificates' principal balance to the extent the underlying collateral is insufficient in the event of nonperformance by the borrowers. At December 31, 1995, no associated loss reserve has been established. Under the terms of the Pooling and Servicing Agreements, the Company retains servicing rights for all the loans sold. (See Note 5).

NOTE 5

EXCESS SERVICING ASSET

The Company has retained the servicing rights on each of the loans it has sold to third parties. By retaining the right to service the loan, the Company earns an interest rate spread equal to the difference between the interest rate on the loan and the interest rate paid to the purchaser on the sold portion (this difference is referred to as the ''Servicing Spread'').

The value of this excess servicing asset has been estimated based upon the present valued cash flow of the Servicing Spread after considering the effects of estimated prepayments, normal servicing fees and transaction fees. The value of the excess servicing asset is recognized as premium income at time of the sale and is concurrently capitalized on the consolidated balance sheet. It is then amortized over the life of the loan. If actual cash flows exceed the excess servicing asset, the Company will recognize additional income in excess of the value of the excess servicing asset. A shorter loan life than that estimated at the time the excess servicing asset was established will result in the carrying value of the excess servicing asset being written down through a charge to earnings.

The carrying value of the excess servicing asset is analyzed quarterly by the Company to determine whether prepayment and default experience has any impact on this carrying value.

NOTE 6

SHORT-TERM SECURITIES

Short-term securities are used to invest idle cash. Short-term securities having a maturity of less than 90 days are stated at cost (which approximates market value). At December 31, 1995, the Company held treasury bills with maturities ranging from four to eleven days and bearing interest at 4.5% to 4.9%.

NOTE 7

SHORT-TERM BORROWINGS

Commercial paper is issued for working capital purposes with maturities of up to 90 days. The average yield on commercial paper outstanding at December 31, 1995 was 5.95%.

The Company has entered into two loan agreements with certain banks. The current loan agreements provide for a maximum of $25,000,000 less the outstanding principal amount of commercial paper. Both facilities bear interest at the prime rate which is payable monthly. The loan agreements expire on March 31, 1996 and October 31, 1996. The Company is also required to pay an availability fee to each bank for the use of these facilities. The banks are party to an Intercreditor Agreement which grants each party a proportionate security interest in substantially all of the Company's assets which are not securing long-term debt. (See Note 8). At December 31, 1995, under these agreements, the outstanding principal balance was $325,000.

NOTE 8

LONG-TERM DEBT

SMALL BUSINESS ADMINISTRATION DEBENTURE

This debenture has a maturity in fiscal 1998 and an interest rate of 10.350%. In accordance with provisions of the debenture, BMSBIC has agreed not to repurchase or retire any of its private capital or make distributions to the Company as its sole shareholder, other than periodic pay ments of undistributed net operating income and realized gains, without prior approval of the SBA.

STATE OF WISCONSIN INVESTMENT BOARD NOTES PAYABLE

On March 17, 1989, the Company entered into an agreement with the State of Wisconsin Investment Board (''SWIB'') providing for a term note of $5,000,000 bearing interest at 10.8%. This note was prepaid as of January 1, 1994.

On July 9, 1990, the Company borrowed an additional $10,000,000 from SWIB pursuant to a term note which bears interest at a fixed rate of 10.1% per year through its maturity. The note is payable in equal quarterly installments of $166,667 with a final payment of unpaid principal due on June 30, 2005, and is secured by specific loans. At December 31, 1995, the outstanding principal balance was $6,333,334. This note was prepaid as of January 30, 1996.

On November 7, 1991, the Company borrowed an additional $10,000,000 from SWIB pursuant to a term note which bears interest at a fixed rate of 9.05% per year through its maturity. The note is payable in equal quarterly installments of $166,667 with a final payment of unpaid principal due November 7, 2006, and is secured by specific loans. At December 31, 1995, the outstanding principal balance was $7,333,333.

REVOLVING LINE OF CREDIT

On August 9, 1993, the Company entered into a revolving line of credit facility with a single bank providing for a maximum amount of $5,000,000 revolving line of credit. Outstanding borrowings under this facility were at the prime rate announced from time to time by such bank. Outstanding indebtedness under this facility was secured by specific loans of the Company. On September 30, 1994, the Company terminated this facility.

NOTES PAYABLE TO BANKS

On April 12, 1994, the Company entered into a credit agreement with a bank for a maximum amount of $5,000,000 which was secured by specific loans. On September 29, 1994, the note was paid in full.

On May 19, 1994, the Company entered into an additional credit agreement with the bank for a maximum amount of $15,000,000 which was secured by specific loans. On June 28, 1995, the note was paid in full.

The SWIB agreements and the loan agreements described in Note 7 contain restrictions on the Company's new indebtedness, acquisition of its common stock, return of capital dividends, past due loans, and realized losses on loans, and require maintenance of collateral, minimum equity and loan-to-debt ratios, among others. As of December 31, 1995, the Company was in compliance with all such requirements.

Future annual maturities by fiscal year of long-term debt as of December 31, 1995 are as follows:

1996          $   666,666
1997            1,333,334
1998           13,953,333
1999            1,333,334
2000            1,333,334
Later Years     7,666,666
               ----------
              $26,286,667
               ----------
               ----------

NOTE 9

INTEREST RATE SWAPS

The Company enters into interest rate swap agreements primarily as a means of managing interest rate risk. To the extent that the Company's variable-rate loans are funded with fixed-rate debt, the Company is subject to interest rate risk. To reduce interest rate risk, the Company enters into certain interest rate swaps designed to convert variable-rate loans into fixed-rate loans. Although these swaps reduce interest rate risk, the potential for profit or loss on interest rate swaps still exists depending upon fluctuations in interest rates. In addition, the Company enters into interest rate swaps in an attempt to further manage interest rate risk resulting from interest rate movements.

In accordance with applicable accounting principles, the Company's interest rate swap agreements are classified as either hedges or as investment contracts. Both hedges and investment contracts have the potential for profit and loss. Accounting principles dictate that those con tracts not meeting hedge criteria be classified as investments and marked-to-market with any associated unrealized gain or loss recorded in the financial statements, whereas those contracts meeting hedge criteria are not to be classified as investments or marked-to-market in the financial statements. On December 31, 1995, the investment contracts at market resulted in an unrealized gain of $1,103,791, which was recorded as a component of net unrealized appreciation on investments and securities.


                                     COMPANY    COUNTERPARTY        CURRENT INTEREST RATES PAID    ORIGINAL NOTIONAL     EXPIRATION
                                                                    ---------------------------
       COUNTERPARTY                  PAYMENT      PAYMENT         BY COMPANY      BY COUNTERPARTY       AMOUNT              DATE
-----------------------------------------------------------------------------------------------------------------------------------
Firstar Bank Milwaukee, N.A.(1)<F6>  Floating      Floating       5.05311%(2)<F7>      5.37500%(3)<F8>$50,000,000        11/28/96
 Milwaukee, Wisconsin
First Bank National Association      Floating      Fixed          5.65625%(4)<F9>      8.25000%       $ 5,000,000        12/08/96
 Minneapolis, Minnesota
Firstar Bank Milwaukee, N.A.(1)<F6>  Floating      Floating       5.67969%(5)<F10>     5.86950%(6)<F11>25,000,000        12/26/96
 Milwaukee, Wisconsin
Firstar Bank Milwaukee, N.A.(1)<F6>  Floating      Fixed          5.68750%(5)<F10>     4.62000%       $ 5,000,000        12/29/96
 Milwaukee, Wisconsin
Norwest Bank Minnesota, N.A.         Floating      Fixed          5.88672%(4)<F9>      4.66000%       $10,000,000        12/30/96
 Minneapolis, Minnesota
Firstar Bank Milwaukee, N.A.         Floating      Fixed          5.99219%(5)<F10>     8.77000%       $10,000,000(9)<F14>06/30/97
 Milwaukee, Wisconsin
Firstar Bank Milwaukee, N.A.         Floating      Fixed          5.93750%(5)<F10>     6.53000%       $17,500,000        07/07/97
 Milwaukee, Wisconsin
Firstar Bank Milwaukee, N.A.         Floating      Fixed          5.93750%(5)<F10>     6.84700%       $ 1,500,000        07/07/97
 Milwaukee, Wisconsin
Firstar Bank Milwaukee, N.A.(1)<F6>  Floating      Floating       5.81250%(5)<F10>     5.98394%(7)<F12>25,000,000        09/16/97
 Milwaukee, Wisconsin
First Bank National Association      Floating      Fixed          5.83594%(4)<F9>      10.20000%      $12,600,000        09/23/97
 Minneapolis, Minnesota
Firstar Bank Milwaukee, N.A.(1)<F6>  Floating      Floating       5.93750%(5)<F10>     5.62950%(8)<F13>35,000,000        10/06/97
 Milwaukee, Wisconsin
Firstar Bank Milwaukee, N.A.         Floating      Fixed          5.65625%(4)<F9>      8.50270%       $ 5,000,000        12/11/97
 Milwaukee, Wisconsin
Norwest Bank Minnesota, N.A.         Floating      Fixed          5.81250%(5)<F10>     5.29000%       $15,000,000        09/16/98
 Minneapolis, Minnesota
First Bank National Association(1)<F6>Floating     Fixed          5.99219%(10)<F15>    9.20000%       $8,000,000(11)<F16>06/16/99
 Minneapolis, Minnesota
Firstar Bank Milwaukee, N.A.         Floating      Fixed          5.74219%(5)<F10>     7.43500%       $10,325,000(12)<F17>09/28/01
 Milwaukee, Wisconsin
LaSalle National Bank                Floating      Fixed          5.80859%(5)<F10>     7.60000%       $5,000,000         03/10/05
 Chicago, Illinois
LaSalle National Bank                Floating      Fixed          5.86719%(5)<F10>     6.66000%       $5,250,000(13)<F18>05/23/05
 Chicago, Illinois
LaSalle National Bank                Floating      Fixed          5.68750%(5)<F10>     6.50000%       $5,000,000(14)<F19>09/29/05
 Chicago, Illinois

(1)<F6>Investment Swap.
(2)<F7>Adjusted every three months to the three-month London Interbank Offered
 Rate (LIBOR) then in effect minus a variable rate premium, currently at .81408%. LIBORis an index which reflects changes in market rates.
(3)<F8>Adjusted every three months to the three-month (LIBOR) then in effect subject to a 25 basis point maximum increase at each adjustment period.
(4)<F9>Adjusted every six months to the six-month LIBORthen in effect.
(5)<F10>Adjusted every three months to the three-month LIBORthen in effect.
(6)<F11>Adjusted every three months to the three-month LIBOR then in effect plus a premium, currently at .557%, subject to a 25 basis point maximum increase at each adjustment period.
(7)<F12>Adjusted every three months to the three-month LIBORthen in effect plus a premium, currently at .60894%, subject to a 25 basis point maximum increase at each adjustment period.
(8)<F13>Adjusted every three months to the three-month LIBORthen in effect plus a premium, currently at .567%, subject to a 25 basis point maximum increase at each adjustment period.
(9)<F14>The notional amount decreases by $166,667 each quarter and was $6,499,993 at December 31, 1995.
(10)<F15>Adjusted every month to the one-month LIBOR then in effect.
(11)<F16>The notional amount decreases by $83,333 each quarter and was $5,750,009 at December 31, 1995. $3,000,009 of this contract was designated as a hedge; $2,750,000 was accounted for as an investment.
(12)<F17>The notional amount decreases by $166,667 each quarter and was $7,491,667 at December 31, 1995.
(13)<F18>The notional amount decreases by $100,000 each quarter and was $5,050,000 at December 31, 1995.
(14)<F19>The notional amount decreases by $75,000 each quarter and was $4,925,000 at December 31, 1995.


The table on page 10 summarizes the interest rate swap agreements in effect at December 31, 1995. No funds were borrowed or are to be repaid under these arrangements.

As a result of hedge arrangements, the Company recognized a $563,614 and $867,417 reduction in interest expense for the six months ended December 31, 1995 and 1994, respectively. In addition, the Company recognized a $43,458 reduction in interest expense and an $8,730 increase in interest expense for the six months ended December 31, 1995 and 1994, respectively, as a result of the investment swap contracts.

During the year ended June 30, 1995, the Company made payments to modify the terms of certain investment swaps which resulted in a $2,031,928 realized loss for financial reporting purposes. The modifications resulted in a $1,581,321 reduction to interest expense in the year ended June 30, 1995, as compared with what would have been recorded absent the modifications.

The Company may be susceptible to risk with respect to interest rate swap agreements to the extent of nonperformance by the financial institutions participating in the interest rate swap agreements. However, the Company does not anticipate nonperformance by these counterparties.

NOTE 10

MANDATORILY REDEEMABLE PREFERRED STOCK

On October 20, 1993, the Company issued 690,000 shares of Adjustable Rate Cumulative Preferred Stock, Series A in a public offering at $25.00 per share less an underwriting discount of $1.0625 per share and other issuance costs amounting to $295,221. The preferred stock is redeemable, in whole or in part at the option of the Company, on any dividend payment date during the period from July 1, 2001 to June 30, 2003 and from July 1, 2006 to June 30, 2008 at $25 per share plus accrued and unpaid dividends. Any shares of preferred stock not redeemed prior to July 1, 2008 are subject to mandatory redemption on that date by the Company at a price of $25 plus accrued dividends. Dividends on the preferred stock are paid quarterly at the annual rate of 7.625%, which is subject to adjustment effective for the five-year periods commencing July 1, 1998 and July 1, 2003. Through December 31, 1995, the Com pany purchased 15,209 shares for treasury.

NOTE 11

RETIREMENT PLANS

The Company maintains a profit sharing plan in accordance with Section 401(k) of the Code and a money purchase plan covering all of its employees to provide for their retirement. Participants in the 401(k) plan may elect to have the Company make contributions on their account through payroll deductions ranging from 2% to 10% of the participant's total cash compensation up to the maximum amounts permitted by the Code. Contributions by the Company to the 401(k) plan are dependent both upon the Company's earnings and upon decisions made by the Compensation Committee of the Board of Directors. The Company is obligated to make contributions to its money purchase plan in amounts equal to 5% of each participant's total cash compensation. All contributions are funded currently.

The Company provides additional supplemental retirement benefits for two executive officers. Such benefits totaled $194,882 for the six months ended December 31, 1995, and no payments were made for the six months ended December 31, 1994. The payments were made in the sole discretion of the outside members of the Board of Directors.

NOTE 12

STOCK OPTION PLANS

The Company has three stock option plans; the 1987 Stock Option Plan, the 1990 Stock Option Plan and the 1993 Stock Option Plan (the "Plans").


                                        FOR SIX MONTHS     FOR TWELVE MONTHS
STOCK OPTION PLANS                       ENDED 12/31/95      ENDED 6/30/95
-----------------------------------------------------------------------------
                                         NUMBER AVERAGE      NUMBER   AVERAGE
                                             OF  OPTION          OF    OPTION
                                        OPTIONS   PRICE     OPTIONS     PRICE
                                       --------  ------    --------    ------

Options outstanding at July 1, 1995
  and 1994, respectively               147,144    $9.92    149,551      $8.92
  Options granted                        -            -     30,000      14.50
  Options exercised                    (15,720)    7.05    (16,157)      7.07
  Options terminated unexercised         -            -    (16,250)     12.00
                                       --------             -------

Options outstanding at December 31, 1995
  and June 30, 1995, respectively      131,424    10.26    147,144       9.92
                                       -------             -------
Options available for grant
  at December 31, 1995 and
  June 30, 1995, respectively           23,430        -     23,430          -
                                       -------             -------
TOTAL RESERVED SHARES                  154,854        -    170,574          -
                                       -------             -------

Options exercisable at December 31, 1995
  and June 30, 1995, respectively       32,248    $7.96     47,968      $7.66
                                        ------              ------

BALANCE SHEET, UNCONSOLIDATED
                                        DECEMBER 31,                 June 30,
ASSETS                                          1995                     1995
-----------------------------------------------------------------------------
Investments at fair value                $9,494,419              $12,106,330
Excess servicing asset                      316,235                        -
Investments in subsidiaries              25,410,766               25,194,643
Short-term securities                             -                  250,000
Notes receivable from subsidiaries        1,914,097                  859,977
Other assets-net                          1,465,598                  370,535
                                         ----------               ----------
TOTAL ASSETS                            $38,601,115              $38,781,485
                                         ----------               ----------
                                         ----------               ----------

Preferred stock dividend payable            321,579                        -
Other liabilities                           802,816                  125,541
Preferred stock (less treasury stock)    16,908,025               16,908,025
Shareholders' equity                     20,568,695               21,747,919

TOTAL LIABILITIES, PREFERRED STOCK AND   ----------               ----------
SHAREHOLDERS' EQUITY                    $38,601,115              $38,781,485
                                         ----------               ----------
                                         ----------               ----------

                                           FOR THE SIX MONTHS ENDED
                                                 DECEMBER 31,

STATEMENT OF OPERATIONS, UNCONSOLIDATED        1995                     1994
----------------------------------------------------------------------------

Interest income                            $650,218                 $659,549
Equity in income of subsidiary            2,566,661                2,533,445
Other income                                 27,619                   15,726
                                          ---------                ---------
TOTAL OPERATING INCOME                    3,244,498                3,208,720
                                          ---------                ---------

Interest expense                            691,788                  681,685
Other operating expenses                    800,670                  797,499
                                          ---------                ---------
TOTAL OPERATING EXPENSES                  1,492,458                1,479,184
                                          ---------                ---------

Net operating income                      1,752,040                1,729,536
Change in unrealized appreciation/depreciation
on investments and securities               216,124               (2,876,329)
                                          ---------                ----------

Net operating income, realized gain on
investments, and change in unrealized
appreciation/depreciation on investments
and securities                           $1,968,164               $1,146,793
                                          ---------                ---------
                                          ---------                ---------

                                           FOR THE SIX MONTHS ENDED
                                                 DECEMBER 31,

STATEMENT OF CASH FLOWS, UNCONSOLIDATED         1995                     1994
-----------------------------------------------------------------------------

Net Cash Provided by Operations          $3,874,472               $7,208,514
Net Cash Used in Financing Activities    (2,999,458)              (7,089,310)
                                          ---------                ----------
Net Increase in Cash                        875,014                  119,204
                                          ---------                ----------
Cash, beginning of period                   103,379                   16,081
                                          ---------                ----------
Cash, end of period                        $978,393                 $135,285


In accordance with the Plans' provisions, the exercise prices for stock options may not be less than the fair market value of the optioned stock at the date of grant. All of the options are ''incentive stock options'' as defined under
Section 422 of the Code. All options must be exercised within ten years of the date of grant.

Additional information relating to the Plans is shown on page 11.

Note 13
-------

RESTRICTIONSON INTERCOMPANY CASH TRANSFERS

The Company is subject to limitations regarding the amount of cash which can be transferred to it from BMSBICin the form of loans, advances or dividends without the consent of a third party. Without prior approval of the SBA, BMSBICis prohibited from making distributions to the Company other than periodic payments out of ''Retained Earnings Available for Distribution,'' as defined by the SBA (consisting of the sum of undistributed net operating income, realized gains and losses on investments and unrealized depreciation on investments and securities). Similarly, pursuant to covenants contained in its debt agreements, BMSBICis prohibited from declaring or paying any dividend on its common stock which would constitute a return-of-capital dividend for income tax purposes.

At December 31, 1995 and June 30, 1995, the condensed financial statements of the Company (on an unconsolidated basis) are shown at left.

                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                                   UNAUDITED

DECEMBER 31, 1995


SHORT-TERM INVESTMENTS(1)<F20>                       COST      VALUE
                                                   ---------   --------

U.S. Treasury Bills                               $1,196,778  $1,196,778
                                                   ---------   ---------
                                                   ---------   ---------

Percentage of total assets                                       1.4%
                                                                -------
                                                                -------

LOANS, REAL ESTATE OWNED AND COMMON STOCK INVESTMENTS


                                                 UNPAID
                                              PRINCIPAL
LOANS(2)<F21>                  NUMBER           BALANCE
TYPE OF BUSINESS             OF LOANS           OR COST                 VALUE
-----------------------------------------------------------------------------

Wholesale Goods                    45       $24,724,686           $23,927,259
Metalworking Machinery             31        18,082,564            17,965,893
Industrial Machinery               17         5,338,214             5,221,187
Services                           27         5,489,682             5,280,498
Commercial Printing                19         7,695,091             7,624,290
Rubber Products                     5         2,678,261             2,649,424
Instruments and Related Products    7         1,385,405             1,345,033
Construction                       13         3,619,012             3,545,354
Electronic Equipment                4         2,029,699             2,029,699
Retail                              5           899,918               854,143
Furniture                           3         1,192,514             1,153,690
Electrical Goods                    4           663,990               658,446
Transportation                      7         2,183,072             2,125,362
Miscellaneous                       9         3,389,186             3,260,489
                                  ---        ----------            ----------
                                  196        79,371,294            77,640,767

LOAN-BACKED CERTIFICATES            2         2,301,015             1,977,728
REAL ESTATE OWNED                   1           258,773               219,982
COMMON STOCK INVESTMENTS            3         2,098,186             1,860,457
                                  ---        ----------            ----------
                                  202       $84,029,268           $81,698,934
                                  ---        ----------            ----------
                                  ---        ----------            ----------

Percentage of total assets                                                92%
                                                                          ---
                                                                          ---

(1)<F20>The short-term investments bear interest at rates ranging from 4.5% to 4.9%. All investment issuances have a maturity of 90 days or less.
(2)<F21>Loans to small business concerns bear interest primarily at variable rates ranging from 8% to 13.5% and are generally payable in installments with final maturities of up to 15 years. Loans made by the Company are primarily secured by a first or second mortgage on real estate. Names have been omitted as disclosures to the public may be detrimental to the small business concern.

                              FINANCIAL HIGHLIGHTS
                                   UNAUDITED


                                          FOR SIX
                                       MONTHS ENDED
PER SHARE OPERATING PERFORMANCE           DEC. 31,
-------------------------------
                                              1995    1995    1994    1993    1992    1991    1990    1989    1988    1987(1)<F22>
                                             -----   -----   -----   -----   -----   -----   -----   -----   -----  ------
Net asset value, beginning of period         $5.58   $5.89   $6.35   $4.19   $4.29   $3.57   $4.12   $4.34   $4.56   $4.63
Net investment income                         0.45    0.90    1.00    1.01    0.88    0.83    0.74    0.63    0.60    0.03
Net realized and unrealized gains or
  losses on investments                       0.01  (0.13)  (0.23)    0.03  (0.14)  (0.07)  (0.51)  (0.17)  (0.21)  (0.10)
                                             -----   -----   -----   -----   -----   -----   -----   -----   -----  ------
Total from investment operations              0.46    0.77    0.77    1.04    0.74    0.76    0.23    0.46    0.39  (0.07)
Other capital transactions(2)<F23>          (0.17)  (0.08)  (0.23)    2.04    0.04    0.84       -       -       -       -
Less distributions to common shareholders
  Dividends (from net investment income)    (0.48)  (1.00)  (1.00)  (0.92)  (0.88)  (0.88)  (0.78)  (0.68)  (0.61)       -
  Distributions (from capital gains)             -       -       -       -       -       -       -       -       -       -
  Returns of capital                             -       -       -       -       -       -       -       -       -       -
                                             -----   -----   -----   -----   -----   -----   -----   -----   -----  ------
Total distributions                         (0.48)  (1.00)  (1.00)  (0.92)  (0.88)  (0.88)  (0.78)  (0.68)  (0.61)       -

Net asset value, end of period               $5.39  $ 5.58  $ 5.89  $ 6.35  $ 4.19  $ 4.29  $ 3.57  $ 4.12  $ 4.34  $ 4.56
                                             -----   -----   -----   -----   -----   -----   -----   -----   -----  ------
                                             -----   -----   -----   -----   -----   -----   -----   -----   -----  ------
Per share market value, end of period       $13.00  $12.00  $16.25  $12.75  $13.25  $ 9.00  $ 8.50  $ 7.25 $ 6.625 $ 6.875

Total investment return(3)<F24>     12.44%(4)<F25>(19.37)%  30.84%   3.40%  54.91%  17.11%  27.30%  11.33%   5.78%   7.84%(4)<F25>

RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)  $20,569 $21,748 $23,123 $24,340 $11,512 $11,554 $ 7,297 $ 8,424 $ 8,882 $ 9,326
Ratio of expenses to average
    net assets(5)<F26>               27.69%(6)<F27> 32.92%  20.86%  20.97%  52.28%  78.23%  89.39%  66.83%  40.97%  28.95%(6)<F27>
Ratio of net operating income to average
  net assets                         16.14%(6)<F27> 16.44%  16.30%  16.68%  20.46%  19.84%  18.57%  15.08%  13.61%   7.94%(6)<F27>
Portfolio turnover rate(7)<F28>             41.38%  50.95%  27.04%  12.37%  11.22%  10.36%  16.91%  15.76%  13.05%  38.14%(6)<F27>

1)<F22>May 31, 1987 to June 30, 1987. The Company's initial registration statement under the Securities Act was declared effective on May 13, 1987. Data for the interim period from May 13, 1987 to May 31, 1987 are not available.
(2)<F23>The amounts set forth reflect treasury stock activities and stock option exercises at amounts in excess of or less than net asset value, the decrease in net asset value resulting from costs from sale of the preferred stock in 1994, and the increase in net asset value of $2.04 and $0.84 per share for fiscal 1993 and for fiscal 1991, respectively, resulting from the sale of shares of Common Stock in public offerings in fiscal 1993 and fiscal 1991 at per share prices in excess of the Company's net asset value per share.
(3)<F24>The returns set forth assume the purchase of Common Stock at the market price at the beginning of the period and a sale at the market price on the last day of the period and assume the reinvestment of common dividends.
(4)<F25>Non-annualized.
(5)<F26>The expense amount used for calculating the ratios includes interest expense incurred by the Company for each period.
(6)<F27>Annualized.
(7)<F28>Calculated for each period by dividing (a) the lesser of new loans
 (including refinancings) or loan payments and maturities (including refinancings) for the period by (b) the monthly average of gross loans for the period.

The accompanying notes are an integral part of the financial statemetns.


                          CONSOLIDATING BALANCE SHEET
                                   UNAUDITED

DECEMBER 31, 1995                                    BMCC         BMSBIC         BMSBLC   ELIMINATIONS           CONSOLIDATED
-----------------                              ----------     ----------     ----------   ------------            -----------
ASSETS
Loans                                          $5,656,234    $72,134,906     $1,580,154             $-            $79,371,294
Loan-backed certificates                        2,301,015              -              -              -              2,301,015
Real estate owned                                       -        258,773              -              -                258,773
Common stock investments                       2,098,186               -              -              -              2,098,186
Less: reserve for losses                        (237,729)      (562,271)              -              -              (800,000)
Less: retained loan discount                    (323,287)      (880,535)      (326,512)              -            (1,530,334)
                                                ---------     ----------      ---------   ------------             ----------
  Investments at fair value                     9,494,419     70,950,873      1,253,642              -             81,698,934
Excess servicing asset                            316,235        911,976        323,922              -              1,552,133
Investments in subsidiaries                    25,410,766              -              -   (25,410,766)                      -
Short-term securities at market value                   -              -      1,196,778              -              1,196,778
Investment in swap contracts
  at market value                                       -      1,103,791              -              -              1,103,791
Interest receivable                               111,852      1,086,653         51,126              -              1,249,631
Cash                                              978,393         11,977          5,135              -                995,505
Fixed assets -net                                  35,860         24,197              -              -                 60,057
Notes receivable from subsidiaries              1,914,097              -              -    (1,914,097)                      -
Other assets -net                                 339,493        231,216         54,238       (28,616)                596,331
                                               ----------     ----------     ----------   ------------            ----------
  TOTAL ASSETS                                $38,601,115    $74,320,683     $2,884,841  $(27,353,479)            $88,453,160
                                               ----------     ----------     ----------   ------------            ----------
                                               ----------     ----------     ----------   ------------            ----------
LIABILITIES, PREFERRED STOCK AND
SHAREHOLDERS' EQUITY
Commercial paper                                      $ -    $22,335,212            $ -            $ -            $22,335,212
Notes payable to bank                                   -        325,000              -              -                325,000
                                               ----------     ----------      ---------      ---------             ----------
  Short-term borrowings                                 -     22,660,212              -              -             22,660,212
SBA debenture                                           -     12,620,000              -              -             12,620,000
SWIB notes payable                                      -     13,666,667              -              -             13,666,667
Notes payable to subsidiary                        28,616              -              -       (28,616)                      -
Notes payable to parent                                 -             70      1,914,027    (1,914,097)                      -
Other liabilities                               1,095,779        933,782              -              -              2,029,561
                                               ----------     ----------     ----------   ------------            ----------
  TOTAL LIABILITIES                             1,124,395     49,880,731      1,914,027    (1,942,713)             50,976,440
                                               ----------     ----------     ----------   ------------            ----------

Preferred stock                                16,908,025              -              -              -             16,908,025
                                               ----------     ----------     ----------    ------------            ----------
Common Stock and Other
  Shareholders' Equity:
  Common stock                                    263,716     24,421,525      1,000,000   (25,421,525)                263,716
  Additional paid-in capital                   24,033,232              -              -              -             24,033,232
  (Overdistributed) undistributed net
  operating income                            (1,679,470)      1,508,835       (29,186)              -              (199,821)
  Net unrealized appreciation (depreciation)
  on investments and securities                 (248,488)        541,520              -         10,759                303,791
  Realized loss on investments                          -    (2,031,928)              -              -            (2,031,928)
  Treasury stock, at cost                     (1,800,295)              -              -              -            (1,800,295)
                                               ----------     ----------     ----------   ------------            ----------
  TOTAL COMMON STOCK AND
  OTHER SHAREHOLDERS' EQUITY                   20,568,695     24,439,952        970,814   (25,410,766)             20,568,695
                                               ----------     ----------     ----------   ------------            ----------
                                               ----------     ----------     ----------   ------------            ----------
  TOTAL LIABILITIES, PREFERRED STOCK,
  COMMON STOCK AND OTHER
  SHAREHOLDERS' EQUITY                        $38,601,115    $74,320,683     $2,884,841  $(27,353,479)            $88,453,160
                                               ----------     ----------     ----------   ------------            ----------
                                               ----------     ----------     ----------   ------------            ----------


                     CONSOLIDATING STATEMENT OF OPERATIONS
                                   UNAUDITED

SIX MONTHS ENDED DECEMBER 31, 1995                   BMCC         BMSBIC         BMSBLC   ELIMINATIONS           CONSOLIDATED
----------------------------------               --------     ----------       --------   ------------           ------------
OPERATING INCOME:
  Interest on loans                              $530,417     $3,873,300       $175,726             $-             $4,579,443
  Interest on loan to subsidiary                   83,365              -              -       (83,365)                      -
  Equity in income of subsidiary                2,566,661              -              -    (2,566,661)                      -
  Interest on short-term securities                36,436          1,435          5,089              -                 42,960
  Premium income                                  (7,052)         27,607        (7,561)              -                 12,994
  Other income                                     34,671         83,914          3,134              -                121,719
                                                 --------     ----------       --------   ------------           ------------
    TOTAL OPERATING INCOME                      3,244,498      3,986,256        176,388    (2,650,026)              4,757,116
                                                 --------     ----------       --------   ------------           ------------
OPERATING EXPENSES:
  Interest expense                                691,788      1,442,042              -              -              2,133,830
  Interest expense on loan from parent                  -              -         83,365       (83,365)                      -
  Salaries and employee benefits                  510,368              -         31,049              -                541,417
  Other operating expenses                        290,302         22,918         16,609              -                329,829
                                                 --------     ----------       --------   ------------           ------------
    TOTAL OPERATING EXPENSES                    1,492,458      1,464,960        131,023       (83,365)              3,005,076
                                                 --------     ----------       --------   ------------           ------------

Net operating income                            1,752,040      2,521,296         45,365    (2,566,661)              1,752,040
Realized loss on investments                            -              -              -              -                      -
Change in unrealized appreciation/
  depreciation on investments
  and securities                                  216,124         68,194              -      (216,124)                 68,194
                                                ---------      ---------         ------      ---------              ---------
Net operating income, realized loss
  on investments and change in
  unrealized appreciation/depreciation
  on investments and securities                $1,968,164     $2,589,490       $ 45,365   $(2,782,785)             $1,820,234
                                                ---------      ---------         ------     ----------              ---------
                                                ---------      ---------         ------     ----------              ---------
BMCC-Bando McGlocklin Capital Corporation
BMSBIC-Bando McGlocklin Small Business Investment Corporation
BMSBLC-Bando McGlocklin Small Business Lending Corporation
SBA-Small Business Administration
SWIB-State of Wisconsin Investment Board


                     CONSOLIDATING STATEMENT OF CASH FLOWS
                                   UNAUDITED


SIX MONTHS ENDED DECEMBER 31, 1995                  BMCC          BMSBIC         BMSBLC   ELIMINATIONS           CONSOLIDATED
----------------------------------             ----------    -----------     ----------   ------------           ------------
Cash Flows from Operating Activities:
  Net operating income, realized loss on
  investments and change in unrealized
  appreciation/depreciation on investments
  and securities                               $1,968,164     $2,589,490        $45,365   $(2,782,785)             $1,820,234
  Loans made                                    (630,149)   (20,300,808)    (2,072,975)              -           (23,003,932)
  Principal collected on loans                    233,092     13,430,015        500,995              -             14,164,102
  Loans sold                                    8,666,538      5,062,308      1,671,644              -             15,400,490
  Premium income, net                               7,052       (27,607)          7,561              -               (12,994)
  Certificate purchased from trust            (1,213,315)              -              -              -            (1,213,315)
  Loans purchased                             (4,767,544)              -              -      4,317,929              (449,615)
  Loans sold to parent                                  -      4,317,929              -    (4,317,929)                      -
  Purchase of short-term securities                     -              -    (1,196,778)              -            (1,196,778)
  Proceeds from maturity of securities            250,000              -              -              -                250,000
  Adjustments to reconcile net operating income,
  realized loss on investments and change
  in appreciation/depreciation on
  investments and securities to net cash
  provided by (used in) operating activities:
  Change in unrealized appreciation/depreciation
  on investments and securities                 (216,124)       (68,194)              -        216,124               (68,194)
  Amortization                                     25,591         14,259          3,243              -                 43,093
  Depreciation                                      4,199          7,041              -              -                 11,240
  Increase (decrease) in cash due to changes in:
  Interest receivable                            (31,892)       (24,161)        (5,574)              -               (61,627)
  Other assets                                  (217,946)          8,423          4,104              -              (205,419)
  Other liabilities                               976,566      (265,504)        (7,393)              -                703,669
  Payable to parent                                     -             70      1,054,049    (1,054,119)                      -
  Payable to subsidiary                            22,288              -              -       (22,288)                      -
  Receivable from parent                                -       (22,288)              -         22,288                      -
  Receivable from subsidiary                  (1,054,119)              -              -      1,054,119                      -
  Undistributed net operating
  income of subsidiaries                        (147,929)              -              -        147,929                      -
                                               ----------    -----------     ----------   ------------           ------------
NET CASH PROVIDED BY OPERATIONS                 3,874,472      4,720,973          4,241    (2,418,732)              6,180,954
                                               ----------    -----------     ----------   ------------           ------------

Cash Flows from Financing Activities:
  Decrease in short-term borrowings                     -    (1,632,110)              -              -            (1,632,110)
  Repayment of SWIB notes                               -      (666,667)              -              -              (666,667)
  Dividends paid                              (1,876,173)              -              -              -            (1,876,173)
  Distribution to parent                                -    (2,418,732)              -      2,418,732                     -
  Proceeds from exercise of stock options         110,760              -              -              -                110,760
  Repurchase of common stock                  (1,234,045)              -              -              -            (1,234,045)
                                               ----------    -----------     ----------   ------------           ------------
NET CASH USED IN FINANCING ACTIVITIES         (2,999,458)    (4,717,509)              -      2,418,732            (5,298,235)
                                               ----------     ----------     ----------   ------------            -----------
Net increase in cash                              875,014          3,464          4,241              -                882,719
Cash, beginning of period                         103,379          8,513            894              -                112,786
                                               ----------     ----------     ----------   ------------            -----------
Cash, end of period                              $978,393        $11,977         $5,135             $-               $995,505
                                               ----------    -----------     ----------   ------------           ------------
                                               ----------    -----------     ----------   ------------           ------------

CORPORATE & INVESTOR INFORMATION

BOARD OF DIRECTORS

George R. Schonath
Chairman of the Board
Jon McGlocklin
President
Salvatore L. Bando
Robert A. Cooper
Peter A. Fischer
David A. Geraldson, Sr.
Albert O. Nicholas

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Milwaukee, Wisconsin

GENERAL COUNSEL
Foley & Lardner
Milwaukee, Wisconsin

TRANSFER AGENT
Firstar Trust Company
Milwaukee, Wisconsin

MARKET MAKERS
Robert W. Baird & Co.
  Incorporated
Dain Bosworth Incorporated
A.G. Edwards & Sons Inc.
Frederick & Company, Inc.
Principal Financial Securities, Inc.
Stifel, Nicolaus & Company
  Incorporated

NASDAQ STOCK MARKET
Common Stock Symbol: BMCC
Preferred Stock Symbol: BMCCP

DIVIDEND DATE            RECORD DATE
November 15              November 5
January 31               December 31
May 15                   May 5
August 15                August 5

DIVIDEND REINVESTMENT PLAN

  Shareholders may automatically reinvest their dividends in the Company's Dividend Reinvestment Plan. In addition, enrolled shareholders can purchase up to $3,000 of Bando McGlocklin stock per quarter through the Dividend Reinvestment Plan without paying any commissions or service fees.

FOR FURTHER INFORMATION

  Copies of the Company's 1995 Annual Report, Dividend Reinvestment Plan or Form N-2 filed with the Securities and Exchange Commission may be obtained by calling Carolyn Barbian, administrative assistant, at (414) 784-9010 or by writing:
Bando McGlocklin Capital Corporation
13555 Bishops Court, Suite 205
Brookfield, WI 53005-6226

STOCK PRICE
YEAR ENDING JUNE 30,

                     High       Low     Close

1987               $6.875    $6.375    $6.875
1988                7.375     5.500     6.625
1989                8.000     6.625     7.250
1990                9.000     6.500     8.500
1991                9.500     7.500     9.000
1992               14.000     9.000    13.250
1993               14.250    11.250    12.750
1994               18.500    12.250    16.250
1995               16.500    11.500    12.000
1996(2)<F1>        13.750    11.250    13.000

(2)<F1>Six months ending December 31, 1995

NET OPERATING INCOME PER SHARE (3)<F2>
YEAR ENDING JUNE 30,

                    First    Second     Third    Fourth
                  Quarter   Quarter   Quarter   Quarter

1987                $.175     $.135      .120     $.126
1988                 .136      .143      .155      .170
1989                 .151      .172      .171      .132
1990                 .150      .215      .180      .196
1991                 .200      .200      .178      .221
1992                 .250      .220      .221      .187
1993                 .200      .230      .260      .250
1994                 .250      .290      .260      .200
1995                 .220      .220      .210      .260
1996                 .240      .210         -         -

(3)<F2>Due to the use of weighted average shares outstanding when calculating net operating income per share, the sum of the quarterly per share data may not equal the per share data for the year.

RETURN ON INVESTMENT (4)<F3>
YEAR ENDING JUNE 30,

                 Dividend  Apprec./     Total
                    Yield   Deprec.    Return

1988                9.42%    -3.64%     5.78%
1989                 9.58      1.75     11.33
1990                12.05     15.25     27.30
1991                11.23      5.88     17.11
1992                11.67     43.24     54.91
1993                 7.17     -3.77      3.40
1994                 8.20     22.64     30.84
1995                 5.63    -25.00    -19.37

(4)<F3>Assuming the reinvestment of dividends paid

EARNINGS PER SHARE
STOCK PRICE
YEAR ENDING JUNE 30,

EARNINGS PER SHARE/STOCK PRICE CHART

YEAR ENDING      STOCK PRICE
JUNE 30,        HIGH       LOW
------------------------------
1991           $9.50     $7.50
1992           14.00      9.00
1993           14.25     11.25
1994           18.50     12.25
1995           16.50     11.50

BANDO MCGLOCKLIN CAPITAL CORPORATION
13555 Bishops Court, Suite 205
Brookfield, Wisconsin 53005-6226
Telephone (414) 784-9010
Facsimile (414) 784-3426
Copyright 1996 Bando McGlocklin